 s-Hertogenbosch, Holland, December 13, 2016

ANNOUNCEMENT OF THE EXTRAORDINARY RESOLUTIONS PASSED AT THE VOTES WITHOUT MEETING
(Bekanntmachung über die Beschlussfassung der Abstimmung ohne Versammlung)

by

INNOGY FINANCE B.V. (previously RWE FINANCE B.V.)
(Issuer 1)

to holders of its outstanding

EUR 980,000,000 5.125% Fixed Rate Notes due July 23, 2018 (ISIN: XS0172851650) (the 2018 Notes)
EUR 1,000,000,000 6.625% Fixed Rate Notes due January 31, 2019 (ISIN: XS0399647675) (the 2019 Notes)
EUR 750,000,000 1.875% Fixed Rate Notes due January 30, 2020 (ISIN: XS0878010718) (the 2020 Notes)
GBP 570,000,000 6.500% Fixed Rate Notes due April 20, 2021 (ISIN: XS0127992336) (the April 2021 Notes)
EUR 1,000,000,000 6.500% Fixed Rate Notes due August 10, 2021 (ISIN: XS0412842857) (the August 2021 Notes)
GBP 500,000,000 5.500% Fixed Rate Notes due July 6, 2022 (ISIN: XS0437307464) (the 2022 Notes)
GBP 487,500,000 5.625% Fixed Rate Notes due December 6, 2023 (ISIN: XS0170732738) (the 2023 Notes)
EUR 800,000,000 3.000% Fixed Rate Notes due January 17, 2024 (ISIN: XS0982019126) (the 2024 Notes)
GBP 760,000,000 6.250% Fixed Rate Notes due June 3, 2030 (ISIN: XS0147048762) (the 2030 Notes)
GBP 600,000,000 4.750% Fixed Rate Notes due January 31, 2034 (ISIN: XS0735770637) (the 2034 Notes)
GBP 1,000,000,000 6.125% Fixed Rate Notes due July 6, 2039 (ISIN: XS0437306904) (the 2039 Notes)

and
by

INNOGY FINANCE II B.V. (previously RWE FINANCE II B.V.)
 (Issuer 2, and together with Issuer 1, the Issuers and each an Issuer)
which substituted RWE Aktiengesellschaft as debtor

to holders of its outstanding

EUR 600,000,000 5.750% Fixed Rate Notes due February 14, 2033 (ISIN: XS0162513211) (the 2033 Notes)

Reference is made to the Consent Solicitation Memorandum dated November 15, 2016 published by innogy Finance B.V. and innogy Finance II B.V. (the Consent Solicitation Memorandum) and the Votes Without Meeting (Abstimmungen ohne Versammlung) held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016. Terms defined in the Consent Solicitation Memorandum have the same meaning when used in this Announcement.

The Consent Solicitation is made with regard to the securities of a foreign company in reliance on the exemption afforded under Rule 802 of the U.S. Securities Act of 1933, as amended. The offer of the New Guarantee is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies. It may be difficult for Noteholders to enforce their rights and any claim they may have arising under the federal securities laws, since the New Guarantor is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. Noteholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

Table of Contents

1.	ENGLISH LANGUAGE VERSION		3
	A.	Extraordinary Resolutions passed in relation to the 2018 Notes	3
	B.	Extraordinary Resolutions passed in relation to the 2019 Notes	5
	C.	Results in relation to the 2020 Notes	7
	D.	Extraordinary Resolutions passed in relation to the April 2021 Notes	8
	E.	Extraordinary Resolutions passed in relation to the August 2021 Notes	10
	F.	Extraordinary Resolutions passed in relation to the 2022 Notes	12
	G.	Extraordinary Resolutions passed in relation to the 2023 Notes	14
	H.	Extraordinary Resolutions passed in relation to the 2024 Notes	16
	I.	Extraordinary Resolutions passed in relation to the 2030 Notes	17
	J.	Extraordinary Resolutions passed in relation to the 2033 Notes	19
	K.	Extraordinary Resolutions passed in relation to the 2034 Notes	21
	L.	Extraordinary Resolutions passed in relation to the 2039 Notes	22

1.	ENGLISH LANGUAGE VERSION

A.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the EUR 980,000,000 5.125% Fixed Rate Notes due July 23, 2018 (ISIN XS0172851650) issued by innogy Finance B.V. (the Issuer).

(2018 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the EUR 980,000,000 5.125% Fixed Rate Notes due July 23, 2018 (ISIN XS0172851650) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 31 March 2003, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the EUR 980,000,000 5.125% Fixed Rate Notes due July 23, 2018 (ISIN XS0172851650).

The Terms and Conditions of the Notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Holders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the EUR 980,000,000 5.125% Fixed Rate Notes due July 23, 2018 (ISIN XS0172851650), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the EUR 980,000,000 5.125% Fixed Rate Notes due July 23, 2018 (ISIN XS0172851650), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

B.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the EUR 1,000,000,000 6.625% Fixed Rate Notes due January 31, 2019 (ISIN: XS0399647675) issued by innogy Finance B.V. (the Issuer).

(2019 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the EUR 1,000,000,000 6.625% Fixed Rate Notes due January 31, 2019 (ISIN: XS0399647675) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions are amended to include the following § 10a.

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 5 August 2005, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the EUR 1,000,000,000 6.625% Fixed Rate Notes due January 31, 2019 (ISIN: XS0399647675).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the EUR 1,000,000,000 6.625% Fixed Rate Notes due January 31, 2019 (ISIN: XS0399647675), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the EUR 1,000,000,000 6.625% Fixed Rate Notes due January 31, 2019 (ISIN: XS0399647675), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

C.	EUR 750,000,000 1.875% Fixed Rate Notes due January 30, 2020 (ISIN: XS0878010718) issued by innogy Finance B.V. (the Issuer)

(2020 NOTES)

The required quorum was not met and no Extraordinary Resolutions were passed at the Vote Without Meeting.

D.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the GBP 570,000,000 6.500% Fixed Rate Notes due April 20, 2021 (ISIN: XS0127992336) issued by innogy Finance B.V. (the Issuer).

(APRIL 2021 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the GBP 570,000,000 6.500% Fixed Rate Notes due April 20, 2021 (ISIN: XS0127992336) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreements entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 23 March 2001 (with respect to tranches 1 and 2 of the notes) and on 28 March 2002 (with respect to tranche 3 of the notes), under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the GBP 570,000,000 6.500% Fixed Rate Notes due April 20, 2021 (ISIN: XS0127992336).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreements referred to under 2), to the extent such guarantees relate to the GBP 570,000,000 6.500% Fixed Rate Notes due April 20, 2021 (ISIN: XS0127992336), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the GBP 570,000,000 6.500% Fixed Rate Notes due April 20, 2021 (ISIN: XS0127992336), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

E.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the EUR 1,000,000,000 6.500% Fixed Rate Notes due August 10, 2021 (ISIN: XS0412842857) issued by innogy Finance B.V. (the Issuer).

(AUGUST 2021 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the EUR 1,000,000,000 6.500% Fixed Rate Notes due August 10, 2021 (ISIN: XS0412842857) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 5 August 2005, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the EUR 1,000,000,000 6.500% Fixed Rate Notes due August 10, 2021 (ISIN: XS0412842857).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the EUR 1,000,000,000 6.500% Fixed Rate Notes due August 10, 2021 (ISIN: XS0412842857), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the EUR 1,000,000,000 6.500% Fixed Rate Notes due August 10, 2021 (ISIN: XS0412842857), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

F.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the GBP 500,000,000 5.500% Fixed Rate Notes due July 6, 2022 (ISIN: XS0437307464) issued by innogy Finance B.V. (the Issuer).

(2022 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the GBP 500,000,000 5.500% Fixed Rate Notes due July 6, 2022 (ISIN: XS0437307464) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 31 March 2009, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the GBP 500,000,000 5.500% Fixed Rate Notes due July 6, 2022 (ISIN: XS0437307464).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the GBP 500,000,000 5.500% Fixed Rate Notes due July 6, 2022 (ISIN: XS0437307464), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the GBP 500,000,000 5.500% Fixed Rate Notes due July 6, 2022 (ISIN: XS0437307464), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

G.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the GBP 487,500,000 5.625% Fixed Rate Notes due December 6, 2023 (ISIN: XS0170732738) issued by innogy Finance B.V. (the Issuer).

(2023 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the GBP 487,500,000 5.625% Fixed Rate Notes due December 6, 2023 (ISIN: XS0170732738) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 31 March 2003, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the GBP 487,500,000 5.625% Fixed Rate Notes due December 6, 2023 (ISIN: XS0170732738).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the GBP 487,500,000 5.625% Fixed Rate Notes due December 6, 2023 (ISIN: XS0170732738), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the GBP 487,500,000 5.625% Fixed Rate Notes due December 6, 2023 (ISIN: XS0170732738), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

H.
Extraordinary Resolution passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the EUR 800,000,000 3.000% Fixed Rate Notes due January 17, 2024 (ISIN: XS0982019126) issued by innogy Finance B.V. (the Issuer).

(2024 NOTES)

The Holders grant their consent to the cancellation of the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the EUR 800,000,000 3.000% Fixed Rate Notes due January 17, 2024 (ISIN: XS0982019126), to the extent such guarantee relates to the EUR 800,000,000 3.000% Fixed Rate Notes due January 17, 2024 (ISIN: XS0982019126), and provided that, before such cancellation becomes effective, a guarantee agreement is entered into at essentially the same terms between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the EUR 800,000,000 3.000% Fixed Rate Notes due January 17, 2024 (ISIN: XS0982019126), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

I.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the GBP 760,000,000 6.250% Fixed Rate Notes due June 3, 2030 (ISIN: XS0147048762) issued by innogy Finance B.V. (the Issuer).

(2030 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the GBP 760,000,000 6.250% Fixed Rate Notes due June 3, 2030 (ISIN: XS0147048762) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions of the notes are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 28 March 2002 (with respect to tranche 1 of the notes) and on 31 March 2003 (with respect to tranche 2 of the notes), under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the GBP 760,000,000 6.250% Fixed Rate Notes due June 3, 2030 (ISIN: XS0147048762).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreements referred to under 2), to the extent such guarantees relate to the GBP 760,000,000 6.250% Fixed Rate Notes due June 3, 2030 (ISIN: XS0147048762), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the GBP 760,000,000 6.250% Fixed Rate Notes due June 3, 2030 (ISIN: XS0147048762), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

J.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the EUR 600,000,000 5.750% Fixed Rate Notes due February 14, 2033 (ISIN: XS0162513211) issued by innogy Finance II B.V. (the Issuer).

(2033 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the EUR 600,000,000 5.750% Fixed Rate Notes due February 14, 2033 (ISIN: XS0162513211) of innogy Finance II B.V. (formerly RWE Finance II B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions of the notes are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 28 March 2002, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the EUR 600,000,000 5.750% Fixed Rate Notes due February 14, 2033 (ISIN: XS0162513211).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the EUR 600,000,000 5.750% Fixed Rate Notes due February 14, 2033 (ISIN: XS0162513211), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the EUR 600,000,000 5.750% Fixed Rate Notes due February 14, 2033 (ISIN: XS0162513211), and authorize and instruct RWE Finance II B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

K.
Extraordinary Resolution passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the GBP 600,000,000 4.750% Fixed Rate Notes due January 31, 2034 (ISIN: XS0735770637) issued by innogy Finance B.V. (the Issuer).

(2034 NOTES)

The Issuer submits to the Noteholders and puts to the vote the following resolution proposals:

The Noteholders grant their consent to the cancellation of the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the GBP 600,000,000 4.750% Fixed Rate Notes due January 31, 2034 (ISIN: XS0735770637), to the extent such guarantee relates to the GBP 600,000,000 4.750% Fixed Rate Notes due January 31, 2034 (ISIN: XS0735770637), and provided that, before such cancellation becomes effective, a guarantee agreement is entered into at essentially the same terms between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the GBP 600,000,000 4.750% Fixed Rate Notes due January 31, 2034 (ISIN: XS0735770637), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

L.
Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on December 7, 2016 until 23.59 (CET) on December 12, 2016 in relation to the GBP 1,000,000,000 6.125% Fixed Rate Notes due July 6, 2039 (ISIN: XS0437306904) issued by innogy Finance B.V. (the Issuer).

(2039 NOTES)

1)
The Noteholders resolve in accordance with § 24 (2) of the German Act on Debt Securities (Gesetz über Schuldverschreibungen aus Gesamtemissionen (Schuldverschreibungsgesetz – “SchVG”)) that the SchVG (as amended from time to time) applies to the GBP 1,000,000,000 6.125% Fixed Rate Notes due July 6, 2039 (ISIN: XS0437306904) of innogy Finance B.V. (formerly RWE Finance B.V.) and to the Terms and Conditions pertaining thereto.

The Terms and Conditions of the notes are amended to include the following § 10a:

§ 10a
AMENDMENT OF THE TERMS AND CONDITIONS; HOLDERS’ REPRESENTATIVE; AMENDMENT OF THE GUARANTEE

(1) Amendment of the Terms and Conditions. In accordance with the Act on Debt Securities (Schuldverschreibungsgesetz – “SchVG”) the Holders may agree with the Issuer on amendments of the Terms and Conditions with regard to matters permitted by the SchVG by resolution with the majority specified in subparagraph (2). Majority resolutions shall be binding on all Holders. Resolutions which do not provide for identical conditions for all Holders are void, unless Holders who are disadvantaged have expressly consented to their being treated disadvantageously.

(2) Majority. Resolutions shall be passed by a majority of not less than 75% of the votes cast. Resolutions relating to amendments of the Terms and Conditions which are not material and which do not relate to the matters listed in § 5 paragraph 3, nos. 1 to 8 of the SchVG require a simple majority of the votes cast.

(3) Vote without a meeting. All votes will be taken exclusively by vote taken without a meeting. A meeting of Holders and the assumption of the fees by the Issuer for such a meeting will only take place in the circumstances of § 18 paragraph 4, sentence 2 of the SchVG.

(4) Chair of the vote. The vote will be chaired by a notary appointed by the Issuer or, if the Holders’ Representative (as defined below) has convened the vote, by the Holders’ Representative.

(5) Voting rights Each Holder participating in any vote shall cast votes in accordance with the principal amount or the notional share of its entitlement to the outstanding Notes.

(6) Holders’ Representative. The Holders may by majority resolution appoint a common representative (the “Holders’ Representative”) to exercise the Holders’ rights on behalf of each Holder. The Holders’ Representative shall have the duties and powers provided by law or granted by majority resolution of the Holders. The Holders’ Representative shall comply with the instructions of the Holders. To the extent that the Holders’ Representative has been authorised to assert certain rights of the Holders, the Holders shall not be entitled to assert such rights themselves, unless explicitly provided for in the relevant majority resolution. The Holders’ Representative shall provide reports to the Holders on its activities. The regulations of the SchVG apply with regard to the recall and the other rights and obligations of the Holders’ Representative.”

2)
The Noteholders resolve in accordance with § 22 SchVG that §§ 5 to 21 SchVG shall apply to the guarantee agreement entered into between RWE Aktiengesellschaft as Guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 31 March 2009, under which RWE Aktiengesellschaft has inter alia issued the unconditional and irrevocable guarantee for the due payment of principal and interest and any other amounts payable on the GBP 1,000,000,000 6.125% Fixed Rate Notes due July 6, 2039 (ISIN: XS0437306904).

The Terms and Conditions of the notes are amended to include the following § 10a (7):

“(7) Amendment of the Guarantee. The provisions set out above applicable to the Notes shall apply mutatis mutandis to the Guarantee.”

The Noteholders’ resolution is subject to the proviso that the resolution under 1) above has been implemented.

3)
The Noteholders grant their consent to the cancellation of the guarantee agreement referred to under 2), to the extent such guarantee relates to the GBP 1,000,000,000 6.125% Fixed Rate Notes due July 6, 2039 (ISIN: XS0437306904), and provided that, before such cancellation becomes effective, a guarantee agreement at essentially the same terms as the guarantee agreement entered into between RWE Aktiengesellschaft as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent on 14 April 2010 in relation to all notes issued by innogy Finance B.V. since 14 April 2010 under the EUR 30,000,000,000 Debt Issuance Programme of RWE Aktiengesellschaft and RWE Finance B.V. (now innogy Finance B.V.) is entered into between innogy SE as guarantor and Deutsche Bank Aktiengesellschaft as fiscal agent in respect of the the GBP 1,000,000,000 6.125% Fixed Rate Notes due July 6, 2039 (ISIN: XS0437306904), and authorize and instruct RWE Finance B.V. to make all required amendments in the Terms and Conditions, including their introductory part and/or preamble, to reflect such change in guarantor.

The Noteholders’ resolution is subject to the proviso that the resolution under 1) and 2) above have been implemented.

[German language version]